CGM ADVISOR TARGETED EQUITY FUND
                      HARRIS ASSOCIATES FOCUSED VALUE FUND

   Supplement dated November 23, 2005 to the IXIS Advisor Equity Funds Classes A, B, and C Prospectus dated May 1, 2005 and IXIS Advisor Equity Funds Class Y
Prospectus dated May 1, 2005, each as may be revised and supplemented from time to time


THE LAST PARAGRAPH OF THE SUB-SECTION "PRINCIPAL INVESTMENT STRATEGIES" WITHIN THE "GOALS, STRATEGIES & RISKS" SECTION OF EACH PROSPECTUS IS AMENDED AND RESTATED AS FOLLOWS WITH REGARD TO CGM ADVISOR TARGETED EQUITY FUND AND HARRIS ASSOCIATES FOCUSED VALUE FUND:

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

                                                                     SP284-1105